HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 Corporate Overview November 2017

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of the Company to complete its proposed bridge loan; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; (gain) loss on early extinguishment or restructuring of debt; interest expense; net gain (loss) on contingent consideration; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition costs. Adjusted EBITDA excludes results of our Insurance segment. A reconciliation of Adjusted EBITDA to Net income (loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; asset impairment; intercompany elimination; non-recurring items; and acquisition costs. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

Company Overview

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Holdings, Inc. 3 W ho W e Are W ha t W e Do  Di v ers i f i ed h o l d i n g c omp a n y  Pe r man ent c a p i ta l  S t r a teg ic a n d f i n a n c i a l p a r tne r  Te a m o f v i s ion ar ie s  B u y a n d b u i l d c omp a n ies  E x e cute b u s in es s p l a n s  De l i v e r s u s ta i nab l e v a l ue f o r s h a reh o lders

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Investment Highlights 4 Why Invest in HC2?  Leadership team has diverse network resulting in unique deal flow  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Long-term strategy allows management teams the ability to execute business plans  Diversification across a number of industries  Financial flexibility

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Clear focus on delivering sustainable value for all stakeholders  Value operator with long-term outlook  Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries  Strong capital base allows funding of subsidiary growth  Speed of execution gives HC2 a competitive advantage over traditional private equity firms Env i s ion Execute Empower – Seek to build value over the long-term – Expansive network results in unique deal flow – Target a barbell investment strategy • Stable cash flow generation • Early-stage companies with option value Env i s ion – Partner with experienced management teams – Establish specific operating objectives – Provide financial expertise – Help execute strategy E m p o w e r M a n a g e m e nt – Focus on speed of execution – Capitalize on opportunities – Deliver sustainable value Execute HC2 Value Philosophy 5

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Company Snapshot 6 Early Stage and Other Holdings Core Operating Subsidiaries  One of the largest steel fabrication and erection companies in the U.S.  Recently changed name to DBM Global Inc.  Offers full suite of integrated steel construction and professional services  92% ownership Construction: DBM GLOBAL (SCHUFF)  Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas  JV’s with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)  Acquired 100% interest in offshore renewables specialist CWind  95% ownership Marine Services: GMSL  Premier distributor of natural gas motor fuel throughout the U.S.  Currently own or operate ~40 natural gas fueling stations throughout United States; Up from two stations since HC2’s initial investment in August 2014  49.9% ownership Energy: ANG Telecom: PTGI ICS  One of the largest International wholesale telecom service companies  Global sales presence  Internal and scalable offshore back office operations  100% ownership Life Sciences: PANSEND  MediBeacon: Unique non-invasive real-time monitoring of kidney function  R2 Dermatology: Medical device to brighten skin based on Mass. General Hospital technology  BeneVir: Oncolytic viral immunotherapy for treatment of solid cancer tumors  Genovel: Novel, Patented, “Mini Knee” and “Anatomical Knee” replacements  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare Core Financial Services Subsidiaries  Executive Chair: James P. Corcoran  Acquisition of American Financial Group’s long-term care and life insurance businesses  100% ownership  ~$73m of statutory surplus  ~$84m total adjusted capital  ~$2.1b total GAAP assets  ~$1.3b cash & invested assets Insurance: CIG All data as of September 30, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities  704Games (Formerly DMR) Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms Other:

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 7 Philip A. Falcone Chairman of the Board, Chief Executive Officer and President Michael J. Sena Chief Financial Officer Paul K. Voigt Senior Managing Director Joseph A. Ferraro Chief Legal Officer & Corporate Secretary Suzi Raftery Herbst Chief Administrative Officer Andrew G. Backman Managing Director

© 2 0 1 7 H C 2 H O L D I N G S , I N C . $- $2 $4 $6 $8 $10 $12 $14 HC2 Stock Performance & Timeline 8 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 92% 5/29/2014 HC2 Acquires Schuff (65%) HC2 Acquires Global Marine (97%) 9/22/2014 HC2 Announces Results of Schuff Tender Offer 10/7/2014 $250M Senior Secured Notes Offering 11/20/2014 NYSE MKT Listing Announced 12/23/2014 HC2 Forms Continental Insurance Group 4/14/2015 $50M Tack-On to Senior Secured Notes 3/23/2015 HC2 Acquires Interest in Gaming Nation 6/10/2015 HC2 closes LTC and Life Insurance Acquisition 12/24/2015 Global Marine Acquires Majority Interest in CWind 2/3/2016 R2 Dermatology Receives FDA Approval 10/5/2016 2014 2015 2016 2017 $55M Tack-On Senior Secured Notes 1/31/2017 Company Renamed "HC2" 4/14/2014 HRG Group Acquires Majority Interest in "PTGi“ 1/8/2014 8/01/2014 HC2 Initial Investment in ANG MediBeacon Awarded Gates Foundation grant 10/18/2016 MediBeacon Completes Pilot Two Testing 3/2/2017 ANG Adds 18 CNG Stations Through Two Transactions 12/15/2016 BeneVir Granted New Oncolytic Immunotherapy Patent 4/15/2017 $59M Equity Offering 11/9/2015 Transfer Listing to NYSE 5/16/2017 $38M Tack-On Senior Secured Notes 6/27/2017 HC2 Announces Acquisition of Majority Interest in DTV America 6/27/2017 R2 Dermatology Receives 2nd FDA Approval 7/12/17 Continental General Insurance Announces Acquisition of Humana LTC Business 11/6/17 HC2 Announces Purchase of Assets of Mako Communications 9/13/2017

Segment Detail

© 2 0 1 7 H C 2 H O L D I N G S , I N C . DBM Global Inc. (Schuff Intl.) – Company Snapshot 10  DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions  The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems  Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects Business Description:  Rustin Roach – President and CEO  Michael Hill – CFO and Treasurer  Scott Sherman – VP, General Counsel Select Management: Select Customers: DC United L.A. Rams Sacramento Kings Apple

© 2 0 1 7 H C 2 H O L D I N G S , I N C . DBM Global Inc. (Schuff Intl.) – Company Snapshot 11 Core Activities  The largest structural steel fabricator and erector in the U.S.  In-house structural & design engineering expertise  Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers  Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators  A highly experienced global Detailing and 3D BIM Modelling company  A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm  The premiere Bridge and Complex Structures Detailing and Building Information Modelling (BIM) firm in N.A. Products and Service Offerings  Structural Steel fabrication  Steel erection services  Structural engineering & design services  Preconstruction engineering services  BIM (Building Information Modeling)  Project Management (proprietary SIMS plat.)  Structural Steel fabrication (subcontracted)  Steel erection services (subcontracted)  Project Management (proprietary SIMS platform)  Design engineering  Fabrication services  Steel Detailing  3D BIM Modelling  BIM Management  Integrated Project Delivery (IPD)  3D Animation and Visualization  Steel Detailing  Rebar Detailing  3D BIM Modelling  Connection Design  Forensic Modelling & Animation  Bridge Detailing  Steel Detailing  3D BIM Modelling  Connection Design Industries Served  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation  Commercial  Government  Healthcare  Leisure  Retail  Transportation  Petrochemical  Oil & gas infrastructure  Pipelines  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation  Commercial  Conv. & Event Centers  Energy  Government  Healthcare  Industrial & Mining  Infrastructure  Leisure  Retail  Transportation  Bridge  Commercial  Conv. & Event Centers  Energy  Government  Infrastructure

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Global Marine Group – Company Snapshot 12 “Engineering a Clean and Connected Future”  Leading provider of offshore marine engineering delivered via two business units: Global Marine: Focusing on the telecommunications sector CWind: Focused on offshore renewables and power  Founded in 1850 - Headquartered in UK with major regional hub in Singapore and an established European base in Germany Global Marine Group - Business Description:  Installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km  In maintenance, Global Marine benefits from long-term contracts with high renewal rates; Responsible for 385,000km of the total 1,200,000km of global in- service cable  Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS) Global Marine Highlights:  Responsible for the Global Marine Group’s power cable capabilities  CWind delivers a broad spectrum of topside and subsea services to developers and has experience at over 40 wind farms to date  CWind is strongly differentiated as the only integrated service provider  CWind is recognized for having the most fuel efficient Crew Transport Vessel (CTV) fleet in the market CWind Highlights: 10-12-17: Global Marine Group announces acquisition of Fugro’s Trenching & Cable Lay Services Business. The transaction expected to close in fourth quarter 2017 Select Customers:

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Global Marine Group – Company Snapshot 13 Core Activities Maintenance  Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones  Location of fault, cable recovery, jointing and re- deployment of cables  Operation of depots storing cable and spare parts across the globe  Management of customer data through the life of the cable system Installation  Provision of turnkey repeated telecom systems via Huawei Marine Networks (“HMN”) joint-venture  Installation contracts for telecom customers  Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths  Fiber optic communications and power infrastructure to offshore platforms  Permanent Reservoir Monitoring (“PRM”) systems Wind Farm  Offshore wind planning, construction and operations & maintenance support services  Fleet of Crew Transfer Vessels (CTVs) which have a historically high utilisation and are positioned 4th in the overall CTV market  Over 250 certified & experienced personnel including technicians, riggers, slingers, lifting supervisors & foremen  Offshore training facility Power Cable  Installation for inter-array power cables for offshore wind market  Maintenance provision, including cable storage, power joint development and vessel availability  Offshore wind planning, Interconnector installation  Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths Vessels  Cable Retriever  Pacific Guardian  Wave Sentinel  Cable Innovator  C.S. Sovereign  CS Recorder  Networker  16 owned Crew Transfer Vessels in CWind Fleet  C.S. Sovereign  CS Recorder Joint Ventures  Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom  International Cableship Pte Ltd (“ICPL”)  Joint venture (30%) with SingTel and ASEAN Cableship  SCDPL; Joint venture (40%) with SingTel  Huawei Marine Networks; Joint venture (49%) with Huawei Technologies  Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom  National Wind Farm Training Centers (100%)  Sino British Submarine Systems in Asia; Joint venture (49%) with China Telecom

© 2 0 1 7 H C 2 H O L D I N G S , I N C . American Natural Gas – Company Snapshot 14 Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation  Current ownership 49.9% with ability to increase to 63%  In-depth experience in the natural gas fueling industry  Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers – Acquired 18 CNG stations from Questar Fueling Co. and Constellation CNG (4Q16) – Currently ~40 stations owned and/or operated in 15 states across the United States* – Expect to expand station footprint via organic and select M&A opportunities  American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas: – Dramatically reduces emissions – Extends truck life – Significantly reduces fuel cost  Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market All data as of September 30, 2017 unless otherwise noted *Including stations under development

© 2 0 1 7 H C 2 H O L D I N G S , I N C . PTGi International Carrier Services (“PTGi ICS”) 15 Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide  Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide  Restructured in 2014 PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams – 3Q17: Tenth consecutive quarter of positive Adjusted EBITDA – 3Q17: Fifth consecutive quarter of cash dividend to HC2  In business since 1997, recognized as a trusted business partner globally  Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe All data as of September 30, 2017 unless otherwise noted

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Continental Insurance Group – Company Snapshot 16 April 2015: HC2 established Continental Insurance Group (“CIG”) as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman December 2015: HC2 completed the acquisition of American Financial Group’s long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company  The formation of Continental Insurance Group (“CIG”) to invest in the long-term care and life insurance sector is consistent with HC2’s overall strategy of taking advantage of dislocated and undervalued operating businesses  Through CIG, HC2 intends to build an attractive platform of insurance businesses  James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York  Key measures as of September 30, 2017: – Statutory Surplus ~$73 million / Total Adjusted Capital ~$84 million – GAAP Assets of ~$2.1 billion / Cash and Invested Assets ~$1.3 billion  Signed Definitive Agreement to Acquire Humana’s Long-Term Care Insurance Business* – Total Statutory Capital ~$150 million; ~$2.3 billion of cash and invested assets as of June 30, 2017 – Immediately accretive to Continental’s Risk Based Capital ratio and Statutory Capital – Once completed, Continental will have approximately $3.5 billion in cash and invested assets All data as of September 30, 2017 unless otherwise noted * Humana acquisition expected to close by 3Q18

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Pansend 17 All data as of September 30, 2017 unless otherwise noted HC2’s Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  Granted new patent entitled “Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof”, covering the composition of matter for Stealth-1H, BeneVir’s lead oncolytic immunotherapy, as well as other platform assets (2Q17)  74% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan  Over $20 billion global market  Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16)  Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)  80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.  “Mini-Knee” for early osteoarthritis of the knee; “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  50% equity ownership in company with unique technology and device for monitoring of real-time kidney function  Current standard diagnostic tests measure kidney function are often inaccurate and not real-time  MediBeacon’s Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care  $3.5 billion potential market  Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)  Profitable technology and product development company  Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups

© 2 0 1 7 H C 2 H O L D I N G S , I N C . 704Games (Formerly Dusenberry Martin Racing (DMi, Inc.)) 18 On December 31, 2014, HC2 / DMR (re-branded 704Games) completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms  Owns all the code, artwork and animation previously developed for legacy games  Headquartered in Charlotte, NC in NASCAR® Headquarters building (NASCAR ® Plaza)  License also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers  Since inception, 704Games developed an all-new NASCAR® racing simulation game, NASCAR Heat Evolution, for PlayStations 4, Xbox One and PC, as well as NASCAR-themed mobile trivia and slots games  In April, 2016, DMR secured $8.0m in additional equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski  NASCAR® Heat Evolution successfully released on September 13, 2016  NASCAR® Heat Evolution announced 2017 Team Update available February 21, 2017 – Team & Roster Updates, New Drivers, New Paint Schemes, 2017 NASCAR® Schedule, etc.  DMR Re-brands to 704Games – Appoints racing industry veteran Paul Brooks as CEO and Brad Keselowski to Board of Directors (March 2017)  NASCAR® Heat Mobile game released (May 2017)  NASCAR® Heat 2 released on September 12, 2017 All data as of September 30, 2017 unless otherwise noted

Appendix: 3Q17 Highlights / Select Financial Data

© 2 0 1 7 H C 2 H O L D I N G S , I N C . The HC2 Approach 20  Diverse portfolio of uncorrelated assets and investments  Active management methodology to creating shareholder value by driving asset and capital appreciation of subsidiary and investment holdings  Continue to drive organic and inorganic growth; Increasing “Core Operating Subsidiary” Revenue and Adjusted EBITDA  Well-positioned to opportunistically capitalize and build platform in both public and private markets – Rigorous commitment to realize synergies and optimize resources – Approach focused on control / implied control of acquisitions & investments  Continued focus on both cash flow and growth opportunities provides shareholders with a unique balance of stability and option value  Look to not only create, but ultimately extract and monetize value where and when necessary *

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Consolidated Financial Summary 21 ($m) Q3 2017 Q3 2016 YTD 2017 YTD 2016 Statement of Operations (Selected Financial Data) Total Net Revenue $406.4 $413.1 $1,175.6 $1,104.1 Total Operating Expenses $395.8 $406.2 $1,175.3 $1,110.5 Income Loss From Operations $10.6 $6.9 $0.3 ($6.4) Interest Expense ($13.2) ($10.7) ($39.4) ($31.6) Income From Equity Investees $1.0 $0.3 $12.7 $3.2 Income (loss) Before Taxes $4.5 ($6.7) ($28.5) ($39.1) Net Loss attributable to common and participating preferred ($6.7) ($7.5) ($40.5) ($38.1) Non-GAAP Measures Core Operating Adjusted EBITDA $27.3 $31.5 $73.0 $71.3 Total Adjusted EBITDA $9.8 $18.2 $31.1 $33.7 Insurance AOI $3.7 ($1.7) $5.4 ($9.0) All data as of September 30, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix.. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. Q1 2016 benefitted from the release of valuation allowance impacting the net tax provision

© 2 0 1 7 H C 2 H O L D I N G S , I N C . 3Q17 Highlights and Recent Developments 22  Third quarter performance and recent initiatives once again highlight the unique value HC2 brings to the market with our diverse, uncorrelated industry holdings – Construction: $656 million record backlog; ~$900 million inclusive of contracts awarded, but not yet signed including sporting arenas/stadiums, commercial office buildings and convention centers; Recently awarded major contract for new Los Angeles Rams and Los Angeles Chargers Stadium; Completed “tuck-in” acquisition of leading bridge & infrastructure detail & modelling company Candraft VSI; Recently announced $5.0 million cash dividend to be paid in 4Q17, of which HC2 will receive ~$4.5 million. – Marine Services: Record backlog for Global Marine since acquisition by HC2; Huawei Marine Backlog remains close to historic highs with strong pipeline; Recently awarded five-year renewal of SEAIOCMA maintenance contract; Announced acquisition of Fugro trenching and cable laying business – Telecommunications: Fifth consecutive cash dividend paid to HC2; Continued focus on higher margin wholesale traffic mix and improved operating efficiencies – Energy: Continued focus on integration of fueling stations acquired from Questar and Constellation CNG ; ~40 stations owned and/or operated nationwide – Insurance: Announced acquisition of Humana’s ~$2.3 billion long-term care insurance business, which, once completed, will increase Continental’s insurance investment platform to approximately $3.5 billion of cash and invested assets  Adjusted EBITDA for Core Operating Subsidiaries* – $27.3 million in third quarter, as compared to $31.5 million in the year-ago quarter – $73.0 million year-to-date, as compared to $71.3 million for the year-ago period * Core Operating Subsidiaries include Construction, Marine Services, Telecommunications and Energy. Construction formerly Manufacturing: Energy formerly Utilities

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Segment Overview 23 Early Stage and Other Holdings Core Operating Subsidiaries  3Q17 Revenue: $151.7m  3Q17 Adjusted EBITDA: $16.8m  YTD Adjusted EBITDA: $36.5m  Backlog $656m; ~$900m with contracts awarded, but not yet signed; ~$300m additional opportunities  Solid long-term pipeline  Awarded major contract for new Los Angeles Rams and Los Angeles Chargers stadium Construction: DBM GLOBAL (SCHUFF)  3Q17 Revenue: $42.8m  3Q17 Adjusted EBITDA: $8.8m  YTD Adjusted EBITDA: $28.8m  Strong year-to-date joint venture performance, in particular Huawei Marine  Solid long term telecom and offshore power maintenance & install opportunities  Awarded 5-year SEAIOCMA maintenance renewal Marine Services: GMSL  3Q17 Revenue: $3.9m  3Q17 Adjusted EBITDA: $0.3m  YTD Adjusted EBITDA: $2.5m  Delivered 2,730,000 Gasoline Gallon Equivalents (GGEs) in 3Q17 vs. 937,000 GGEs in 3Q16  ~40 stations currently owned and / or operated vs. two stations at time of HC2’s initial investment in 3Q14 Energy: ANG Telecom: PTGI ICS  3Q17 Revenue: $167.9m  3Q17Adjusted EBITDA: $1.5m  YTD Adjusted EBITDA: $5.3m  Continued focus on higher margin wholesale traffic mix and improved operating efficiencies  Fifth consecutive cash dividend paid to HC2 in 3Q17 Life Sciences: PANSEND  MediBeacon: Completed “Pilot Two” Clinical Study at Washington University in St. Louis (1Q17)  R2 Dermatology: Received FDA Approval for second generation R2 Dermal Cooling System (2Q17)  BeneVir: Granted additional patent protecting oncolytic immunotherapy Stealth-1H & other assets (2Q17)  Genovel: Novel, Patented, “Mini Knee” and “Anatomical Knee” replacements  Triple Ring Technologies: R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare Core Financial Services Subsidiaries  ~$73m of statutory surplus  ~$84m total adjusted capital  ~$2.1b total GAAP assets  ~$1.3b cash & invested assets  Platform for growth through additional M&A including recently announced acquisition of Humana’s ~$2.3b long-term care portfolio Insurance: CIG All data as of September 30, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities  704Games (Formerly DMR) released NASCAR® Heat 2 on September 12, 2017 Other:

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Segment Financial Summary 24 All data as of September 30, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities ($m) Q3 2017 Q3 2016 YTD 2017 YTD 2016 Adjusted EBITDA Core Operating Subsidiaries Construction $16.8 $14.5 $36.5 $39.2 Marine Services $8.8 $14.1 $28.8 $26.4 Energy $0.3 $0.7 $2.5 $1.7 Telecom $1.5 $2.2 $5.3 $4.0 Total Core Operating $27.3 $31.5 $73.0 $71.3 Early Stage and Other Holdings Life Sciences ($8.2) ($2.9) ($17.1) ($8.2) Other ($1.1) ($4.8) ($4.4) ($12.1) Total Early Stage and Other ($9.3) ($7.7) ($21.6) ($20.4) Non-Operating Corporate ($8.3) ($5.5) ($20.4) ($17.2) Total HC2 (excluding Insurance) $9.8 $18.2 $31.1 $33.7 Adjusted Operating Income Core Financial Services Insurance $3.7 ($1.7) $5.4 ($9.0) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. Q1 2016 benefitted from the release of valuation allowance impacting the net tax provision

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Construction: DBM Global Inc. (Schuff) 25 3Q17 Net Income: $7.1m vs. $7.0m for 3Q16; YTD17 Net Income $14.5m vs. $20.7m for YTD16 3Q17 Adjusted EBITDA: $16.8m vs. $14.5m for 3Q16 – Starting to see momentum from project delays in backlog YTD Adjusted EBITDA: $36.5m vs. $39.2m for the comparable 2016 year-to-date period – Timing issues associated with design changes for certain projects in backlog, as well as better-than-bid performance on commercial projects in year-ago period Record backlog of $656m record at end of 3Q17, an increase of over 106% vs. $318m in year-ago quarter ~$900m taking into consideration awarded, but not yet signed contracts, an increase of 73% vs. year-ago quarter ~$300m incremental opportunities that could be awarded over next several quarters Recently awarded major stadium construction contract for new Los Angeles Sports and Entertainment District – New home of the Los Angeles Rams and Los Angeles Chargers Recently completed “tuck-in” acquisition of North American Operations of Candraft VSI - Leading bridge and infrastructure detail and modeling company headquartered in Vancouver, British Columbia Third Quarter Update Continue to select profitable, strategic and “core competency” jobs, not all jobs Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate Commercial / Stadium / Healthcare sectors remain strong, primarily in West region Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft) Strategic Initiatives Loma Linda Hospital $45.8 $52.0 $59.9 $526.1 $513.8 $502.7 2014PF 2015A 2016A Historical Performance Adjusted EBITDA Revenue All data as of September 30, 2017 unless otherwise noted Construction formerly Manufacturing 10.1% 11.9% 8.7% Los Angeles Rams Stadium

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Marine Services: Global Marine Group 26  Joint Venture established in 1995 with China Telecom  China’s leading provider of submarine cable installation  Located in Shanghai and possesses a fleet of advanced purpose-built cable ships Currency Exchange: CNY:USD 1:0.129 All data as of September 30, 2017 unless otherwise noted 3Q17 Net Income: $0.8m vs. $8.7m for 3Q16; YTD17 Net Income $8.9m vs. $8.8m for YTD16 3Q17 Adjusted EBITDA: $8.8m vs. $14.1m for 3Q16 - Due primarily to expected decline in large telecom installation projects YTD17 Adjusted EBITDA: $28.8m vs. $26.4m for YTD16 – Due primarily to higher year-to-date total joint venture income, in particular Huawei Marine mainly in 1Q17, and a one-time telecom charge in 1Q16 Record Backlog for Global Marine since acquisition by HC2; Huawei Marine Backlog remained close to historic highs Announced agreement to acquire trenching and cable laying business from Fugro N.V. Total consideration ~$73 million 23.6% equity stake in Global Marine Holdings valued at $65 million; $7.5 million one year secured note Significant CapX savings in 2018 expected as a result of acquisition Recently awarded five-year renewal of the South East Asia and Indian Ocean Cable Maintenance Agreement maintenance contract - Global Marine currently delivers support in three of the world’s six maintenance zone agreements Third Quarter Update Strategic Initiatives Total HMN* 2016 2015 2014 Revenue ~$207m ~$203m ~$88m Profit ~$25m ~$14m ~$2m Cash / Equivalents ~$48m ~$27m ~$16m $50.0 $42.1 $41.2 $163.6 $134.9 $161.9 2014PF 2015A 2016A Historical Performance Adjusted EBITDA Revenue Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15 29.8% 31.2% 25.4% 49% ownership 49% ownership

© 2 0 1 7 H C 2 H O L D I N G S , I N C . 3Q17 Net (Loss): $(0.9)m vs. Net Income of $0.03m for 3Q16; YTD17 Net (Loss) of $(2.0)m vs. Income of $0.07m for YTD16 3Q17 Adjusted EBITDA: $0.3m vs. $0.7m for 3Q16 – Due primarily to station down time and integration expenses associated with Constellation CNG and Questar Fueling YTD17 Adjusted EBITDA: $2.5m vs. $1.7m for the comparable 2016 year-to-date period Delivered 2,730,000 Gasoline Gallon Equivalents (GGEs) in the third quarter vs. 937,000 GGEs in the year-ago quarter, due primarily to newly developed and acquired CNG fueling stations ~40 stations currently owned and / or operated or under development vs. two stations at time of initial investments (3Q14) Focused on integrating acquired stations, increasing volumes at existing stations, while also expanding geographic footprint through both internal / organic growth and strategic M&A opportunities Third Quarter Update -$0.4 $0.9 $2.5 $1.8 $6.8 $6.4 2014A 2015A 2016A Historical Performance Adjusted EBITDA Revenue Energy: American Natural Gas (ANG) 27 All data as of September 30, 2017 unless otherwise noted Energy formerly Utilities 39.6% 12.8% (14.1%)

© 2 0 1 7 H C 2 H O L D I N G S , I N C .  Steady quarterly results again due to continued focus on higher margin wholesale traffic mix, smaller global accounts, and improved operational efficiencies – 3Q17 Net Income: $1.3m vs. $1.8m for 3Q16; YTD17 Net Income of $4.9m vs. $4.0m for YTD16 – 3Q17 Adjusted EBITDA: $1.5m vs. $2.2m for 3Q16 – Due primarily to fluctuations in wholesale traffic volumes – YTD17 Adjusted EBITDA: $5.3m vs. $4.0m for the comparable 2016 year-to-date period – Fifth consecutive quarter of cash dividend to HC2  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Third Quarter Update Telecommunications: PTGi-ICS 28 $(1.2) $2.0 $5.6 $162.0 $460.4 $735.0 2014A 2015A 2016A Historical Performance Adjusted EBITDA Revenue All data as of September 30, 2017 unless otherwise noted 0.8% 0.4% (0.1%)

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Insurance: Continental Insurance Group 29 Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of September 30, 2017 unless otherwise noted  Continental Insurance Group serves as a platform for run-off Long Term Care (“LTC”) books of business and for acquiring additional run-off LTC businesses – 3Q17 Net Income: $4.3m vs. Net (Loss) of $(2.2)m for 3Q16; YTD17 Net Income of $3.7m vs. Net Loss of $(12.0)m for YTD16 – 3Q17 Adjusted Operating Income: $3.7m vs. $(1.7)m for 3Q16 – YTD17 Adjusted Operating Income: $5.4m vs. $(9.0)m for comparable 2016 period – ~$73m statutory surplus at end of third quarter – ~$84m total adjusted capital at end of third quarter – ~$2.1b in total GAAP assets at September 30, 2017 – ~$1.3b in cash and invested assets at September 30, 2017  Signed Definitive Agreement to Acquire Humana’s ~$2.3 Billion Long-Term Care Insurance Business – Will significantly expand and leverage Continental’s insurance platform in Austin, Texas – Once completed, Continental will have approximately $3.5 billion portfolio of cash and investable assets – Immediately accretive to Continental’s RBC Ratio and Statutory Capital – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2’s insurance platform and strategy – Expected to close by third quarter 2018 Third Quarter Update

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Pansend 30 All data as of September 30, 2017 unless otherwise noted HC2’s Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products  80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors  Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion  Benevir’s T-Stealth is a second generation oncolytic virus with new features and new intellectual property  BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)  Granted new patent entitled “Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof”, covering the composition of matter for Stealth-1H, BeneVir’s lead oncolytic immunotherapy, as well as other platform assets (2Q17)  74% equity ownership of dermatology company focused on lightening and brightening skin  Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan  Over $20 billion global market  Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16)  Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)  80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.  “Mini-Knee” for early osteoarthritis of the knee; “Anatomical Knee” – A Novel Total Knee Replacement  Strong patent portfolio  50% equity ownership in company with unique technology and device for monitoring of real-time kidney function  Current standard diagnostic tests measure kidney function are often inaccurate and not real-time  MediBeacon’s Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care  $3.5 billion potential market  Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)  Profitable technology and product development company  Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare  Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space  Contract R&D market growing rapidly  Customers include Fortune 500 companies and start-ups

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Notable Financial and Other Updates 31  Collateral Coverage Ratio at Quarter End Exceeded 2.0x  $100.8 million in Consolidated Cash (excluding Insurance segment) – $48.5 million Corporate Cash  $2.0 million Received in Dividends PTGi ICS in Third Quarter 2017  $24.5 million Received in Dividends and Tax Share from DBM Global and PTGi ICS Year-to-Date 2017 – $18.5 million received from DBM Global YTD: $5.0 million in Tax Share plus $13.5 million of dividends  Additional ~$4.5 million expected dividend in fourth quarter 2017 (11/29) – $6.0 million dividends received from PTGi ICS YTD  Entered into a Series of Transactions that will result in HC2 and Its Subsidiaries Acquiring 38 Operating Stations in 28 Cities From Mako Communications, building upon the DTV America Acquisition announced in 2Q17  Expect to sign a $75 million bridge loan to primarily finance acquisitions in the broadcast television distribution market All data as of September 30, 2017 unless otherwise noted (1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.22 on November 7, 2017 (2) Cash and cash equivalents (3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash ($m) Balance Sheet (at September 30, 2017) Market Cap(1) $224.5 Preferred Equity $26.7 Total Debt $400.0 Corporate Cash(2) $48.5 Enterprise Value(3) $602.7

Appendix: Reconciliations

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017 33 (in thousands) Construction Marine Services Energy Telecom Life Sciences Other & Elimination Net (Loss) attributable to HC2 Holdings, Inc. (5,967)$ Less: Net Income attributable to HC2 Holdings Insurance Segment 4,280 Net Income (Loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment 7,082$ 844$ (939)$ 1,348$ (6,760)$ (600)$ (11,222)$ (10,247)$ Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,314 6,221 1,247 94 50 272 17 9,215 Depreciation and amortization (included in cost of revenue) 1,293 - - - - - - 1,293 Amortization of equity method fair value adjustment at acquisition - (573) - - - - - (573) (Gain) loss on sale or disposal of assets 486 - 25 - - - - 511 Lease termination costs - - - 15 - - - 15 Interest expense 238 1,021 262 14 - 1 11,686 13,222 Net loss on contingent consideration - - - - - - (6,320) (6,320) Other (income) expense, net (165) 888 277 12 (10) (118) (718) 166 Foreign currency (gain) loss (included in cost of revenue) - (238) - - - - - (238) Income tax (benefit) expense 4,481 (137) - - - - (4,746) (402) Noncontrolling interest 558 43 (763) - (1,506) (689) - (2,357) Bonus to be settled in equity - - - - - - 765 765 Share-base payment expense - 394 179 - 71 19 718 1,381 Nonrecurring i ems - - - - - - - - Acquisition costs 1,501 300 - - - - 1,564 3,365 Adjusted EBITDA 16,788$ 8,763$ 288$ 1,483$ (8,155)$ (1,115)$ (8,256)$ 9,796$ Total Core Operating Subsidiaries 27,322$ Three Months Ended September 30, 2017 Core Operating Subsidiaries Early Stage & Other Non- operating Corporate Total HC2

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2016 34 (in thousands) Construction Marine Services Energy Telecom Life Sciences Other & Eliminations Net (Loss) attributable to HC2 Holdings, Inc. (4,558)$ Less: Net (Loss) attributable to HC2 Holdings Insurance Segment (2,189) Net Income (Loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment 6,962$ 8,696$ 27$ 1,796$ (2,285)$ (8,160)$ (9,404)$ (2,368)$ Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 431 5,554 582 144 32 380 4 7,127 Depreciation and amortization (included in cost of revenue) 1,321 - - - - - - 1,321 Amortization of equity method fair value adjustment at acquisition - (329) - - - - - (329) (Gain) loss on sale or disposal of assets (23) - - - - - - (23) Lease termination costs - - - (159) - - - (159) Interest expense 304 1,328 119 - - - 8,969 10,720 Net gain on contingent consideration - (1,381) - - - - - (1,381) Other (income) expense, net (12) (632) (24) 422 (2) 3,892 835 4,479 Foreign currency (gain) loss (included in cost of revenue) - (283) - - - - - (283) Income tax (benefit) expense 4,672 96 - - - - (7,851) (3,083) Noncontrolling interest 411 465 27 - (770) (974) - (841) Share-base payment expense - 546 3 - 128 37 1,088 1,802 Non-recurring items - - - - - - 173 173 Acquisition costs 429 - - - - - 648 1,077 Adjusted EBITDA 14,495$ 14,060$ 734$ 2,203$ (2,897)$ (4,825)$ (5,538)$ 18,232$ Total Core Operating Subsidiaries 31,492$ Non- operating Corporate Total HC2 Three Months Ended September 30, 2016 Core Operating Subsidiaries Early Stage & Other

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2017 35 (in thousands) Construction Marine Services Energy Telecom Life Sciences Other & Elimination Net (Loss) attributable to HC2 Holdings, Inc. (38,374)$ Less: Net Income attributable to HC2 Holdings Insurance Segment 3,683 Net Income (Loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment 14,464$ 8,943$ (2,001)$ 4,910$ (14,276)$ (9,787)$ (44,310)$ (42,057)$ Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4,194 16,561 3,876 285 129 933 50 26,028 Depreciation and amortization (included in cost of revenue) 3,835 - - - - - - 3,835 Amortization of equity method fair value adjustment at acquisition - (1,223) - - - - - (1,223) Asset impairment expense - - - - - 1,810 - 1,810 (Gain) loss on sale or disposal of assets 93 (3,500) 39 - - - - (3,368) Lease termination costs - 249 - 15 - - - 264 Interest expense 619 3,363 552 37 - 2,408 32,431 39,410 Net loss on contingent consideration - - - - - - (6,001) (6,001) Other (income) expense, net (158) 2,443 1,652 77 (25) 2,800 (460) 6,329 Foreign currency (gain) loss (included in cost of revenue) - (131) - - - - - (131) Income tax (benefit) expense 9,792 239 12 - - - (9,112) 931 Noncontrolling interest 1,190 381 (2,002) - (3,208) (2,666) - (6,305) Bonus to be settled in equity - - - - - - 1,350 1,350 Share-based payment expense - 1,133 361 - 239 66 2,207 4,006 Non-recurring Items - - - - - - - - Acquisition costs 2,447 300 - - - - 3,425 6,172 Adjusted EBITDA 36,476$ 28,758$ 2,489$ 5,324$ (17,141)$ (4,436)$ (20,420)$ 31,050$ Total Core Operating Subsidiaries 73,047$ Non- operating Corporate Total HC2 Nine Months Ended September 30, 2017 Core Operating Subsidiaries Early Stage & Other

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2016 36 (in thousands) Construction Marine Services Energy Telecom Life Sciences Other & Elimination Net (Loss) attributable to HC2 Holdings, Inc. (33,085)$ Less: Net (Loss) attributable to HC2 Holdings Insurance Segment (11,978) Net Income (Loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment 20,710$ 8,780$ 68$ 4,007$ (2,991)$ (21,264)$ (30,417)$ (21,107)$ Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1,263 16,793 1,479 389 87 1,050 4 21,065 Depreciation and amortization (included in cost of revenue) 3,048 - - - - - - 3,048 Amortization of equity method fair value adjustment at acquisition - (1,046) - - - - - (1,046) (Gain) loss on sale or disposal of assets (963) (10) - - - - - (973) Lease termination costs - - - 179 - - - 179 Interest expense 917 3,683 142 - - 1 26,871 31,614 Net loss on contingent consideration - (1,573) - - - - - (1,573) Other (income) expense, net (88) 383 (399) (574) (3,223) 9,888 (311) 5,676 Foreign currency (gain) loss (included in cost of revenue) - (1,970) - - - - - (1,970) Income tax (benefit) expense 12,641 (756) - - - - (21,481) (9,596) Noncontrolling interest 1,240 510 249 - (2,302) (2,062) - (2,365) Share-base payment expense - 1,307 107 - 184 238 4,833 6,669 Non-recurring items - - - - - - 1,513 1,513 Acquisition costs 428 266 27 18 - - 1,821 2,560 Adjusted EBITDA 39,196$ 26,367$ 1,673$ 4,019$ (8,245)$ (12,149)$ (17,166)$ 33,694$ Total Core Operating Subsidiaries 71,255$ Nine Months Ended September 30, 2016 Core Operating Subsidiaries Early Stage & Other Non- operating Corporate Total HC2

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Insurance AOI Three and Nine Months Ended September 30, 2017 and 2016 37 The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) million for the quarter to a loss of ($7.5) million. The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million. (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 Increase/ (Decrease) 2017 2016 Increase/ (Decrease) Net Income (loss) - Insurance segment $ 4,282 $ (2,189) $ 6,471 $ 3,685 $ (11,978) $ 15,663 Effect of investment (gains) losses (978) 220 (1,198) (2,854) 2,677 (5,531) Asset impairment expense - - - 3,364 - 3,364 Acquisition costs 422 269 153 1,158 269 889 Insurance AOI $ 3,726 $ (1,700) $ 5,426 $ 5,353 $ (9,032) $ 14,385

Appendix: Biographies

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 39 Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University Chairman of the Board Chief Executive Officer President

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 40 Michael J. Sena  Chief Financial Officer of HC2 since June 2015  Served as the Chief Accounting Officer of HRG from November 2012 to May 2015  From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader’s Digest Association, Inc., last serving as Vice President and North American Controller  Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009  Held various positions with PricewaterhouseCoopers  Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University Chief Financial Officer Paul K. Voigt  Senior Managing Director of HC2 since May 2014  Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013  Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996  Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering Senior Managing Director

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 41 Joseph A. Ferraro  Chief Legal Officer & Corporate Secretary of HC2 since September 2017  Served as General Counsel of Prospect Administration LLC, the administrator for Prospect Capital Corporation (NASDAQ: PSEC) for nearly nine years prior to HC2  Served as Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P., and advised multiple Prospect-affiliated registered investment companies, registered investment advisers and funds.  Served as corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP  Mr. Ferraro graduated cum laude from Princeton University with an A.B. from The Woodrow Wilson School of Public and International Affairs, and graduated with honors from The Law School at The University of Chicago Chief Legal Officer & Corporate Secretary Andrew G. Backman  Managing Director of Investor Relations & Public Relations of HC2 since April 2016  Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016  Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014  Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010  Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004  Spent first 10 years of career at Lucent Technologies and AT&T Corp.  Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies’ prestigious Financial Leadership Program Managing Director

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 42 Suzi Raftery Herbst  Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience  Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG  Previously served as Head of Recruiting at Knight Capital Group  Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch  Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College Chief Administrative Officer

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 September 2017